Stock Option Plans	12 Months Ended
Feb. 29, 2012
Stock Option Plans [Abstract]
Stock Option Plans:

8.     Stock Option Plans:

On June 5, 2000, Company's stockholders approved the 2000 Outside Directors' Stock Option Plan and set aside 100,000 shares of the Company's common stock for issuance there under. Under the terms of the Outside Directors' Plan, each non-employee director will automatically be eligible to receive an option, which option may be granted by a committee of our board of directors, to purchase 5,000 shares of our common stock for each year that he serves as our director.

The Company's stockholders also approved the 2000 Stock Incentive Plan and set aside 1,100,000 shares of our common stock for issuance there under. The 2000 Stock Incentive Plan allows the Company's Board of Directors to grant certain of the Company's key employee's options to purchase our common stock, and is intended to enhance the Company's ability to attract and retain key personnel. The 2000 Stock Incentive Plan allows a committee of the Board of Directors to make awards of a variety of equity-based incentives to employees including stock awards, options to purchase shares of company common stock, stock appreciation rights, phantom shares, dividend equivalent rights and similar rights. As of February 29, 2012 no options, shares or rights have been issued or granted under either of the above plans.